UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

Ocean Power Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28 Engelhard Drive, Suite B
Monroe Township, New Jersey	08831
(Address of principal executive offices)	(Zip Code)

(609) 730-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On April 30, 2019 Ocean Power Technologies, Inc. issued a press release announcing participation in the U.S. Navy League’s Sea-Air-Space Exposition at the Gaylord National Convention Center, in National Harbor, Maryland, May 6th through May 8th, 2019. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

On May 2, 2019 Ocean Power Technologies, Inc. issued a press release announcing participation in the Offshore Technology Conference from May 6th through 9th, 2019 at the NRG Park in Houston, Texas. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

*99.1	Press release dated April 30, 2019, Ocean Power Technologies, Inc. announcing participation in the U.S. Navy League’s Sea-Air-Space Exposition at the Gaylord National Convention Center, in National Harbor, Maryland, May 6th through May 8th, 2019.

*99.2	Press release dated April 30, 2019, Ocean Power Technologies, Inc. announcing participation in the Offshore Technology Conference from May 6th through 9th, 2019 at the NRG Park in Houston, Texas.

*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2019

OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby III
George H. Kirby III
President and Chief Executive Officer